VANGUARD VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

TFLIC SEPARATE ACCOUNT B

Supplement dated January 15, 2021

to the

Prospectus dated May 1, 2020

This Supplement modifies certain information in the prospectus dated May 1, 2020 for the Vanguard Variable Annuity. Please read this Supplement carefully and retain it for future reference. Capitalized terms not otherwise defined in this Supplement have the same meaning given to them in the prospectus. Except as modified in this Supplement, all other terms and information in the prospectus remain unchanged.

Effective January 20, 2021, based on changes to the underlying fund portfolio, the following sections of the prospectus are modified.

I.	The following hereby replaces the “Vanguard Variable Insurance Fund Money Market Fund” section of the prospectus:

Vanguard has designated the Money Market Fund as a “government” money market fund.

Please refer to the underlying fund prospectus for the Money Market Fund for additional information about any other changes to the strategies, fees and expenses and other important information.

II.	The following paragraph is hereby deleted from the “Annuity Contracts Owned by Non-Natural Persons” section of the prospectus:

The Money Market Portfolio is a retail money market fund which is defined as prime or tax-exempt money market fund that has policies and procedures reasonably designed to limit all beneficial owners of such money market funds to natural persons. This may impact a Contract Owners’ ability to invest in the Money Market Portfolio (See Regulatory Reform Affecting the Money Market Portfolio).

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Vanguard Variable Annuity dated May 1, 2020